                               LEASE AGREEMENT


LESSEE:                            DELIVERY ADDRESS:
  FEATHER RIVER STATE BANK           FEATHER RIVER STATE BANK
  1005 STAFFORD WAY                  114 "D" STREET
  YUBA CITY, CA 95991                YUBA CITY, CA 95993

                           EQUIPMENT SPECIFICATIONS

  MODEL    SERIAL NUMBER    DELIVERY DATE     VALUE     MINIMUM LEASE TERM       RATE PER MONTH
  -----    -------------    -------------     -----     ------------------       --------------
 64 X 24     CPX-04249          3/1/97     $100,000.00       6 MONTHS           $2,255.00 + tax
                                                                             (or $1.56 per sq. ft.)

     *CONSISTS OF:  SMC-02001-454     SMC-02001-455

     This agreement is made as of             by Vault Security Systems,
Inc., a California corporation trading as one of the above entities (hereinafter referred to as Lessor) and the Lessee named above.
     Lessor hereby agrees to Lease to Lessees and Lessee hereby agrees to
lease and rent from Lessor the trailer(s) and/or relocatable,         modular
and/or pre-fabricated      structure(s) described below together with stairs,
railings, furniture and other items attached or appurtenant-thereto
(hereinafter referred to collectively as the    "Equipment").

NOTICE: LESSEE IS RESPONSIBLE FOR DAMAGE TO THE EQUIPMENT IN ACCORDANCE WITH
        ARTICLE 11 OF THE LEASE TERMS AND CONDITIONS ON REVERSE SIDE.

     1. LIABILITY WAIVER: LESSEE / /ACCEPTS / /DECLINES to pay an additional $.25 per day per trailer in consideration for the agreement on the part of the Lessor contained in Paragraph 13(a) of the Terms and Conditions (reverse side).

     2. PHYSICAL DAMAGE WAIVER: LESSEE / /ACCEPTS / /DECLINES to pay additional $2.75 per $1,000 value of equipment each month in consideration for the agreement on the part of the Lessor contained in Paragraph 13(b) of the Terms and Conditions (reverse side).

FAILURE TO PROVIDE A VALID INSURANCE CERTIFICATE WITHIN 30 DAYS OF DELIVERY WILL CONSTITUTE AN AUTOMATIC ACCEPTANCE AS CONTAINED IN 12(C).

                              BILLING INFORMATION

I. MONTHLY:

     RENT MULTI-SECTIONAL WITH THE FOLLOWING INTERIOR CONTENTS:   $2,255.00 + TAX PER MONTH
          a)   32 ft. of Ramp & Deck & Rear Steps                 (OR $1.56 PER SQ. FT.)
          b)   Telephone System
          c)   (4) Storage Cabinets
          d)   Staff Lounge Table & (4) Chairs
          e)   Signature Card Trays
          f)   (1) 2-Drawer Firefile

LESSEE:                           ACCEPTED LESSOR: VAULT SECURITY SYSTEMS, INC.


  BY: /s/ Illegible                 BY: /s/ Illegible
     ----------------------------      ---------------------------
  TITLE: Pres/CEO                   TITLE:   G.M.
     ----------------------------      ---------------------------

                           LEASE AGREEMENT CONTINUED...

                         BILLING INFORMATION CONTINUED...

          g)   (1) Microwave Unit
          h)   TL-15 Porta Vaults
          i)   14 c.f. Refrigerator (white)
          j)   (2) #16073066 L-SP "DECO"Desks (gray)      (see V.S.S. catalog)
          k)   (6) #F-5901 Swivel Chairs, "HON" (black)   (see V.S.S. catalog)
          l)   (6) #D-4003 Guest Arm Chairs, "HON" (gray) (see V.S.S. catalog)
          m)   (6) Refuse Containers
          n)   (4) Sit-down Teller Pedestals
          o)   (4) Teller Cashtrays with Lids
          p)   (2) Rolled Coin Trays
          q)   Complete Hold-up and Burglary Alarm System
          r)   Complete Video Surveillance System (including ATM camera)
          s)   (1) Safe Deposit Customer Pedestal (TP-Unit)
          t)   (1) Night Depository and (25) customer keys
          u)   (1) Dual Control Key Cabinet
          v)   (6) Interior Cash Tray Lockers
          w)   Currency & Coin Storage Lockers with dual access

II. INITIAL PAYMENT:

     Delivery Freight to Wheatland (includes pilots & permits)      $  1,046.00
     Block & Level                                                     1,070.00
     New 16oz. Carpet                                                    520.00
     Tie Downs                                                           840.00
     168 ft. Skirting                                                  1,680.00
     Tenant Improvements                                               2,095.00
     Ramp Delivery & Set-up                                            1,150.00
     Engineering Plans                                                   300.00
     Licensing Fee                                                        15.00
     Phone System                                                        600.00
     Teller Security and Operatons Equipment Installed                 3,000.00
                                                                     ----------
                                                                    $ 12,316.00

AFTER INITIAL PAYMENT HAS BEEN MADE, A MONTHLY RENTAL OF $2,255.00 PLUS ALL APPLICABLE TAXES AND FEES ARE PAYABLE ON THE 1ST OF EACH MONTH.


LESSEE:                           ACCEPTED LESSOR: VAULT SECURITY SYSTEMS, INC.


  BY: /s/ Illegible                 BY: /s/ Illegible
     ----------------------------      ---------------------------
  TITLE: Pres/CEO                   TITLE:   G.M.
     ----------------------------      ---------------------------

                           LEASE AGREEMENT CONTINUED...

                         BILLING INFORMATION CONTINUED...

III. ADDITIONAL OPTIONS CHOSEN:

     Bottled Water (TO BILLED SEPARATELY)                SEPARATE BILLING
     NCR 5085 ATM and Facia (TO BILLED SEPARATELY)       SEPARATE BILLING
     (2) Module Safe Deposit Boxes                       $ 2,180.00 + tax
     Expand Tellerline to (4) Stations                       500.00
     (2) 4-Drawer Verticle Firefiles                       1,988.00 + tax
     Installation of Tharp Road Night Depository             500.00
     Installation of Kitchen Coffee Bar                      300.00
                                                          ---------
                                                         $ 5,468.00

IV. LEASE TERMINATION BILLING:

   Ramp Dismantle & Retrieval                                         $   795.00
   Knockdown, Skirt & Tiedown Removal                                 $ 1,070.00
   Return Freight, Pilots & Permits                                   $ 1,046.00
   Interior Dismantle & Removal of Security and Operations Equipment  $ 2,500.00
   ATM & Night Depository Wall Repair                                 $   975.00
                                                                       ---------
                                                                      $ 6,386.00




LESSEE:                           ACCEPTED LESSOR: VAULT SECURITY SYSTEMS, INC.


  BY: /s/ Illegible                 BY: /s/ Illegible
     ----------------------------      ---------------------------
  TITLE: Pres/CEO                   TITLE:   G.M.
     ----------------------------      ---------------------------